Exhibit 99.2

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (Nos. 333-208822, 333-208823 and 333-210294) and S-8 (Nos. 333-209433 and 333-210206) of Aralez Pharmaceuticals Inc. of our report dated October 26, 2016 relating to the Statements of Assets and Liabilities Assumed and the related Statements of Revenues and Direct Expenses of the Zontivity Business, which appears in Aralez Pharmaceuticals Inc.’s Current Report on Form 8-K/A dated September 6, 2016 (as amended on November 18, 2016).

/s/PricewaterhouseCoopers LLP
Florham Park, NJ
November 9, 2017